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                                                                  Exhibit (a)(3)

                          Form of Optionee Statement

OPTIONEE STATEMENT                                    Wyndham International Inc.

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[Name of Eligible Employee]

SSN: ___________________

                                              Options                   Options/Date
Grant    Expiration               Grant      Granted or       Option    Transferred       Options        Options
Date        Date       Plan ID    Type     Transferred To     Price         Out         Outstanding     Exercisable
----      -------      -------    ----     --------------     -----     -----------     -----------     -----------




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

Optionee Totals:



[Eligible Options will be highlighted]